EXHIBIT 10.29
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL.
SECOND AMENDMENT TO
COMMERCIAL MANUFACTURING AND SUPPLY AGREEMENT
This Second Amendment to Commercial Manufacturing and Supply Agreement (“Second Amendment”) is entered into as of the 16th day of January, 2025 (“Second Amendment Effective Date”), by and between Baxter Pharmaceutical Solutions LLC D/B/A Simtra Biopharma Solutions, a Delaware limited liability company having a place of business at 927 South Curry Pike, Bloomington, Indiana 47403 (“Simtra”), and Dynavax Technologies Corporation, a Delaware corporation having a principal place of business at 2100 Powell Street, Suite 720, Emeryville, California 94608 (“Dynavax”).
Whereas, Simtra and Dynavax are parties to a Commercial Manufacturing and Supply Agreement dated November 22, 2013, as amended by the First Amendment to Commercial Manufacturing and Supply Agreement effective September 10, 2021 (collectively, the “Commercial Supply Agreement”);
Whereas, in a transaction that closed on October 1, 2023, Simtra’s former parent company, Baxter International Inc., completed the sale of its biopharma solutions business, including Baxter Pharmaceutical Solutions LLC, to two private-equity firms; Baxter Pharmaceutical Solutions LLC now does business under the trade name Simtra; and
Whereas, Simtra and Dynavax wish to amend certain provisions of the Commercial Supply Agreement; and
Whereas, in parallel with entering into this Second Amendment, Simtra and Dynavax are entering into an Amended and Restated Product Addendum for HEPLISAV-B® hepatitis B vaccine which will become effective as of the effective date stated in the Amended and Restated Product Addendum (the “Amended and Restated Product Addendum”).
Now, Therefore, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, Simtra and Dynavax agree that the following amendment(s) shall be made to the Commercial Supply Agreement, effective as of the Second Amendment Effective Date:
1.Throughout the Commercial Supply Agreement, all references to “BPS” are hereby deleted and replaced with “Simtra”.
2.The definition of “Purchase Order” in Article 1 of the Commercial Supply Agreement is hereby amended and restated to read in its entirety as follows:
“Purchase Order” shall mean a written order from Dynavax to Simtra which shall specify: (a) the quantity of Product ordered (expressed as a number of Batches) and the size ([***], [***] or [***] as applicable) of Batches; (b) shipping instructions; (c) requested delivery dates; and (d) delivery destinations.”
3.Section 2.6 (Amendment) of the Commercial Supply Agreement is hereby amended and restated to read in its entirety as follows:

“2.6     Amendment. Each Development Plan, Project Plan, Product Addendum, Regulatory Plan and Quality Agreement may be amended from time to time, as the Parties experience with the development, Production, testing and use of the applicable Product warrants, only upon mutual written agreement of the Parties. In the event that the terms of any Development Plan, Project Plan, Product Addendum, Regulatory Plan or Purchase Order are inconsistent with the terms of this Agreement, this Agreement shall control, unless otherwise explicitly agreed to in writing by the Parties. No Development Plan, Project Plan, Product Addendum, Regulatory Plan or Purchase Order shall be deemed to amend this Agreement, unless otherwise explicitly agreed to in writing by the Parties. Upon execution of any Development Plan, Project Plan, Regulatory Plan, Product Addendum or Quality Agreement, each such plan and agreement shall be deemed to be incorporated by reference as though fully set forth herein and made part of this Agreement. In the event of a conflict between this Agreement and either the Product Addendum or the Quality Agreement, the Product Addendum will prevail for matters relating to HEPLISAV-B production, the Quality Agreement will prevail for matters of quality and this Agreement will control for business, legal, and financial issues.”
4.Section 8.1 (Initial Term) of the Original Agreement is hereby amended and restated to read in its entirety as follows:
“8.1    Term. This Agreement shall commence on the Effective Date and shall continue through December 31, 2029 (the “Initial Term”), unless earlier terminated in accordance with Section 8.2 or Section 8.3 of this Agreement. This Agreement may be renewed for [***] [***] renewal term(s), if agreed in writing by both Dynavax and Simtra (each a “Renewal Term”) at least [***] [***] prior to the expiration of the Initial Term or a Renewal Term, as the case may be. The Initial Term as may be extended is referred to herein as the “Term”.”
5.The phrase “this Agreement” as it appears in the Commercial Supply Agreement or this Second Amendment shall be deemed to refer to the Commercial Supply Agreement, as modified by this Second Amendment. The phrase “Product Addendum” as it appears in the Commercial Supply Agreement or this Second Amendment shall be deemed to refer to the Amended and Restated Product Addendum.
6.Except as modified by this Second Amendment, the terms of the Commercial Supply Agreement shall continue in full force and effect.
7.This Second Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Any signature page delivered by facsimile or electronic image transmission shall be binding to the same extent as an original signature page.

In Witness Whereof, the parties have caused this Second Amendment to be executed as of the Second Amendment Effective Date by their duly authorized representatives.
Baxter Pharmaceutical Solutions LLC D/B/A Simtra Biopharma Solutions
By:    /s/ Bo Watkins
Name:    Bo Watkins
Title:    SVB Sales and Business Management
Dynavax Technologies Corporation
By:    /s/ David Novack
Name:    David Novack
                        Title:    President & Chief Operating Officer__________

AMENDED AND RESTATED PRODUCT ADDENDUM
FOR
HEPLISAV-B® HEPATITIS B VACCINE
This Amended And Restated Product Addendum (“Amended and Restated Product Addendum”) is entered into as of January 16, 2025 (“Amended and Restated Product Addendum Effective Date”), by and between Baxter Pharmaceutical Solutions LLC D/B/A Simtra Biopharma Solutions, a Delaware limited liability company having a place of business at 927 South Curry Pike, Bloomington, Indiana 47403 (“Simtra”), and Dynavax Technologies Corporation, a Delaware corporation having a principal place of business at 2100 Powell Street, Suite 720, Emeryville, California 94608 (“Dynavax”).
In a transaction that closed on October 1, 2023, Simtra’s former parent company, Baxter International Inc., completed the sale of its biopharma solutions business, including Baxter Pharmaceutical Solutions LLC, to two private-equity firms; Baxter Pharmaceutical Solutions LLC now does business under the trade name Simtra.
This Amended and Restated Product Addendum is an addendum to that certain Commercial Manufacturing and Supply Agreement dated November 22, 2013, by and between Simtra and Dynavax (the “Original Agreement”), as amended by that certain First Amendment to Commercial Manufacturing and Supply Agreement dated September 10, 2021 and Second Amendment to Commercial Manufacturing and Supply Agreement dated January 16, 2025 (collectively, the “Amendments”). As used herein, the term “Commercial Supply Agreement” means the Original Agreement, as amended by the Amendments.
Under the Original Agreement, Dynavax and Simtra entered into a Product Addendum for HEPLISAV-B hepatitis B vaccine that was effective November 22, 2013, which was amended and restated in its entirety by the Parties on September 10, 2021 and subsequently amended on June 21, 2022 and November 11, 2022 (but effective as of September 10, 2021) (collectively, the “Prior Product Addendum”).
Dynavax and Simtra wish to again amend and restate the Prior Product Addendum in its entirety so as to permit the parties, under the terms and conditions set forth herein, to continue to Produce the Product for commercial sale by Dynavax under this Amended and Restated Product Addendum.
This Amended and Restated Product Addendum may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument. Upon the Amended and Restated Product Addendum Effective Date, this Amended and Restated Product Addendum shall be incorporated by reference into the Commercial Supply Agreement, and the Prior Product Addendum shall (i) be replaced with this Amended and Restated Product Addendum and (ii) be of no further force or effect.

“Simtra”
Baxter Pharmaceutical Solutions LLC D/B/A Simtra Biopharma Solutions
By:    /s/ Bo Watkins
Name:    Bo Watkins
Title:    SVB Sales and Business Management
“Dynavax”
Dynavax Technologies Corporation
By:    /s/ David Novack
Name:    David Novack
Title:    President & Chief Operating Officer__________

Signature Page To Amended And Restated Product Addendum

Exhibit A
PRODUCT, PRESENTATION AND COMMERCIAL BATCH SIZE

Product	Presentation
HEPLISAV-B® HEPATITIS B VACCINE	[***] standard syringe, with secondary package
Commercial Batch Size

Batch Size	[***] Batch size[1]
Fill Volume	[***] mL fill, [***] syringe

Batch Size	[***] Batch size
Fill Volume	[***] mL fill, [***] syringe

Batch Size	[***] Batch size
Fill Volume	[***] mL fill, [***] syringe

1 Dynavax may order and purchase [***] [***] Batches during calendar year 2025. Simtra will not Produce Product in the [***] Batch size after calendar year 2025.

Exhibit B
ANNUAL OBLIGATION AND ANNUAL ORDER MAXIMUM
Dynavax’s Annual Obligation and Simtra’s Annual Order Maximum for each calendar year during the Initial Term and any Renewal Term is set forth in the table below:

Calendar Year	Annual Obligation	Annual Order Maximum
	Number of Batches	Number of Batches
2025	[***][4,1,2]	[***][1,2]
2026	[***][4]	[***][3]
2027	[***][4]	[***]
2028	[***][4]	[***]
2029	[***][4]	[***]
Each calendar year in a Renewal Term	[***][5]	[***][5]

For each calendar year, each Batch ordered and purchased (regardless of Batch size) will count towards Dynavax’s Annual Obligation and Simtra’s Annual Order Maximum.
1 Dynavax may order and purchase [***] [***] Batches during calendar year 2025 and the [***] Batches will count towards Dynavax’s Annual Obligation and Simtra’s Annual Order Maximum for calendar year 2025. After calendar year 2025, Simtra will no longer Produce Product in the [***] Batch size.
2 [***] Process Validation (PPQ) batch(es) in 2025 are not included in Dynavax’s Annual Obligation or Simtra’s Annual Order Maximum for calendar year 2025. However, as agreed to by the parties, [***] batches carried over from calendar year 2024 to calendar year 2025 are included in Dynavax’s 2025 Annual Obligation and Simtra’s Annual Order Maximum as shown in the table above.
3 In the event that Dynavax does not [***] for its [***] Batch size Product by [***], Simtra’s Annual Order Maximum for calendar year 2026 will increase by [***] Batches for a total of [***] Batches.
4 Dynavax’s financial obligation for calendar year(s) (i) 2025 is its Annual Obligation of [***] Batches as follows: [***] Batches at the [***] Batch size times the then current Unit price for the [***] Batch size plus [***] Batches at the [***] Batch size times the then current Unit price for the [***] Batch (for the avoidance of doubt, [***] batches are excluded from the Annual Obligation and Annual Order Maximum and are not included in the calculation of the financial obligation for calendar year 2025), and (ii) 2026 through 2029 is its Annual Obligation as shown in the table above as follows: [***] of the Annual Obligation at the [***] Batch size times the then current Unit price for the [***] Batch and [***] of the Annual Obligation at the [***] Batch size times the then current price for the [***] Batch (each calendar year individually, “Financial Obligation”). If at the end of any calendar year Dynavax has not met its Financial Obligation for such calendar year, Dynavax will pay Simtra the difference between the total dollar amount of the Batches Dynavax ordered and purchased in such calendar year and its Financial Obligation for that calendar year. For the avoidance of doubt, Simtra is under no obligation to Produce more than its Maximum Supply Obligation for any calendar year.
5 At least twenty-four (24) months prior to the beginning of each renewal term, starting with the renewal term beginning calendar year 2030, Dynavax may request an adjustment to its Annual Obligation and Simtra’s Annual Order Maximum for the then upcoming renewal term. In the event Simtra agrees to adjust the Annual Obligation and the Annual Order Maximum for any renewal term, the table above will be amended to reflect such adjustments. In the event the parties cannot agree to the adjustments to Dynavax’s Annual Obligation and/or Simtra’s Annual Order Maximum for any renewal term, Dynavax’s Annual Obligation will be [***] Batches and Simtra’s Annual Order Maximum will remain [***] Batches as shown in the table above for Renewal Terms, with flexibility to switch between [***] and [***] batches.

Exhibit C
PRICING
A.    PRICING FOR [***] BATCH SIZE
Table 1: Commercial Pricing for ~[***] Batch Size5

Volume[2]	Manufacturing Price + Finishing Price[1,2,3] [***]	Manufacturing Price + Finishing Price [***][1,2,3,4]
Up to [***] Units per calendar year	[***] per Unit	[***] per Unit
[***] to [***] Units per calendar year	[***] per Unit	[***] per Unit
[***] to [***] Units per calendar year	[***] per Unit	[***] per Unit
[***] or more Units per calendar year	[***] per Unit	[***] per Unit

1 The cost of the following primary and secondary packaging Components (syringes, stoppers, backstops, plunger rods) are not included in the Manufacturing Price + Finishing Price shown above and shall be invoiced by Simtra separately. The Unit pricing is inclusive of the following secondary packaging materials ([***]) [***] and, in the case of Unit pricing for Batches Produced [***], the additional costs described in footnote 4 to this Table 2.
2 For the avoidance of doubt, the volume pricing shown above is incremental or step pricing and not based on total volume which is “trued up” at the end of each calendar year (i.e. the first [***] Units of commercial Product purchased by Dynavax in any calendar year will be charged by Simtra at [***] (for [***]) or [***] ([***]) per Unit, as applicable (as adjusted), and the second [***] Units will be charged at [***] ([***]) or [***] ([***]) per Unit, as applicable (as adjusted), and so on even if Dynavax purchases over [***] Units of commercial Product in a calendar year).
3 Quoted Unit price assumes the following QC testing: [***]). In the event additional or different QC testing is required, the pricing referenced above may change.
4 The cost of [***] [***] is included in Unit pricing for Batches Produced for distribution [***].
5 The actual yield may be decreased because of samples and losses during manufacturing and inspection.
Exhibit C-1

B.    PRICING FOR [***] BATCH SIZE
Table 1: Commercial Pricing for ~[***] Batch Size5

Volume[2]	Manufacturing Price + Finishing Price[1,2,3] [***])	Manufacturing Price + Finishing Price [***])[1,2,3,4]
Up to [***] Units per calendar year	[***] per Unit	[***] per Unit
[***] to [***] Units per calendar year	[***] per Unit	[***] per Unit
[***] to [***] Units per calendar year	[***] per Unit	[***] per Unit
[***] or more Units per calendar year	[***] per Unit	[***] per Unit

1 The cost of the following primary and secondary packaging Components (syringes, stoppers, backstops, plunger rods) are not included in the Manufacturing Price + Finishing Price shown above and shall be invoiced by Simtra separately. The Unit pricing is inclusive of the following secondary packaging materials ([***] and, in the case of Unit pricing for Batches Produced for distribution [***], the additional costs described in footnote 4 to this Table 2.
2 For the avoidance of doubt, the volume pricing shown above is incremental or step pricing and not based on total volume which is “trued up” at the end of each calendar year (i.e. the first [***] Units of commercial Product purchased by Dynavax in any calendar year will be charged by Simtra at [***] (for [***]) or [***] ([***]) per Unit, as applicable (as adjusted), and the second [***] Units will be charged at [***] ([***]) or [***] ([***]) per Unit, as applicable (as adjusted), and so on even if Dynavax purchases over [***] Units of commercial Product in a calendar year).
3 Quoted Unit price assumes the following QC testing: [***]. In the event additional or different QC testing is required, the pricing referenced above may change.
4 The cost of [***] [***] is included in Unit pricing for Batches Produced for distribution [***].
5 The actual yield may be decreased because of samples and losses during manufacturing and inspection.
Exhibit C-2

C.    PRICING FOR [***] BATCH SIZE
Table 1: Pricing for ⁓[***] Batch Size (Non-GMP Pre PPQ Demonstration Batches and Process Validation Batches)

Batch Type	Batch Size[6]	Price per Batch[1,3]
[***] Batches4	Up to [***] syringes per batch	[***] USD
[***] Batches [***]	Up to [***] syringes per batch	[***] USD
Table 2: Commercial Pricing for ~[***] Batch Size6

Volume[2]	Manufacturing Price + Finishing Price[1,2,3] [***])	Manufacturing Price + Finishing Price [***])[1,2,3,4,5]
Up to [***] Units per calendar year	[***] per Unit	[***] per Unit
[***] to [***] Units per calendar year	[***] per Unit	[***] per Unit
[***] to [***] Units per calendar year	[***] per Unit	[***] per Unit
[***] or more Units per calendar year	[***] per Unit	[***] per Unit

Note: All pricing in this Exhibit assumes automated inspection. In the event manual inspection is required, the pricing referenced above may change.
1 The cost of the following primary and secondary packaging Components (syringes, stoppers, backstops, plunger rods) are not included in the Manufacturing Price + Finishing Price shown above and shall be invoiced by Simtra separately. The Unit pricing is inclusive of the following secondary packaging materials [***]) [***] and, in the case of Unit pricing for Batches Produced for distribution in the EU and Europe, the additional costs described in footnote 5 to this Table 2.
2 For the avoidance of doubt, the volume pricing shown above is incremental or step pricing and not based on total volume which is “trued up” at the end of each calendar year (i.e. the first [***] Units of commercial Product purchased by Dynavax in any calendar year will be charged by Simtra at [***] (for [***]) or [***] ([***]) per Unit, as applicable (as adjusted), and the second [***] Units will be charged at [***] ([***]) or [***] ([***]) per Unit, as applicable (as adjusted), and so on even if Dynavax purchases over [***] Units of commercial Product in a calendar year).
3 Quoted Unit price assumes the following QC testing: [***]. In the event additional or different QC testing is required, the pricing referenced above may change.
4 [***] batch price does not include [***]. Scope of [***] testing will be priced at a later date and mutually agreed to by the Parties in writing.
5 The cost of [***] [***] is included in Unit pricing for Batches Produced for distribution [***].
6 The actual yield may be decreased because of samples and losses during manufacturing and inspection.
Exhibit C-3

Exhibit D to Amended and Restated Product Addendum for

HEPLISAV-B® HEPATITIS B VACCINE

Initial Long Range Forecast

Calendar Year	Forecast (Number of Batches)
2025	[***] & [***][1]
2026	[***][1] & [***][1]
2027	[***]& [***]
2028	[***]& [***]
2029	[***]& [***]

1 Assuming [***] [***] in time to allow [***] beginning [***]

Exhibit E to Amended and Restated Product Addendum for

HEPLISAV-B® HEPATITIS B VACCINE

Yield Formulas and Calculations
Once the Yield Rate has been established for a Batch size as set forth in Section 4.5 of the Agreement, after the end of each calendar year thereafter, the Parties shall calculate the average Actual Batch Yield for the Batches of Product released during such calendar year and do a Yield Reconciliation, as defined below.
Definitions:
1.“Yield Rate” shall be defined as the average Actual Batch Yield for [***] of Commercial Product Produced (including secondary packaging) and released, including samples, for each Batch size.
2.“Expected Yield” shall be defined as [***] of the established Yield Rate.
3.“Actual Batch Yield” shall be defined as Syringes Produced (including secondary packaging) and released for a Batch, including samples, divided by the Theoretical Filled Units, multiplied by one hundred.
4.“Bulk Solution Final Weight” is defined in the Master Batch Record.
5.“Yield Reconciliation” shall be defined as the Parties reconciling the average Actual Batch Yield as compared to the Expected Yield. The Yield Reconciliation is to be performed and reviewed by both Parties annually, no later than [***] days following the end of the applicable calendar year.
6.“Theoretical Fill” for a Batch shall be defined as the number of syringes that could have been filled utilizing the Bulk Solution Final Weight of the formulated solution minus total formulation loss divided by the Target Fill Weight as defined in the Master Batch Record.
7.“Syringes Produced” shall be defined as the actual number of good syringes filled and packaged, including samples, as defined in the Master Batch Record. Syringes Produced shall be used as the numerator in determining Actual Batch Yield.
8.“Target Fill Weight” shall be the weight, used in the Production of each Unit (syringe) of material as defined in the Master Batch Record.
General Information:
•For illustrative purposes, the primary Batch sizes are ~[***] and ⁓[***] for the Product.
•Yield Reconciliation shall be completed annually (within [***] [***] of the end of each calendar year) and will include all Produced Batches released in the prior calendar year.
•Normal rules of rounding shall apply in all calculations.
Theoretical Fill:
•Bulk Solution Final Weight (kg) x 1000
•Target Fill Weight = [***] g
•Total formulation loss (g)
•Theoretical Fill = [Bulk Solution Final Weight (kg) x 1000 – Total formulation loss (g) ÷ Target Fill Weight (g)]
Actual Batch Yield: Calculated for each Batch released during a calendar year

Shall be calculated as follows:
•The numerator for Actual Batch Yield shall be the number of Syringes Produced.
•The denominator for Actual Batch Yield shall be the Theoretical Fill units.
•Displayed as a percent
•Expressed mathematically:
Actual Batch Yield = (Syringes Produced / Theoretical Fill) * 100
Expected Yield:
Shall be calculated as follows:
•Determine the Yield Rate for the [***] commercial batches, including samples, excluding the Process Validation Batches.
•[***] of the Yield Rate becomes the Expected Yield.
Yield Reconciliation Reimbursement:
In the event the average Actual Batch Yield for all Batches Produced and released during a calendar year is less than the Expected Yield, Simtra will provide a credit to Dynavax for each Unit below the Expected Yield according to the following table:

Configuration	Reimbursement amount (per unit)
HEPLISAV-B® HEPATITIS B VACCINE	Capped at the applicable Unit price as shown in Exhibit C